SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]     Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))


                             ADMIRALTY BANCORP, INC.
                (Name of Registrant as Specified in Its Charter)


                            ADMIRALTY BANCORP, INC.
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                             ADMIRALTY BANCORP, INC.
                               4400 PGA BOULEVARD
                        PALM BEACH GARDENS, FLORIDA 33410
                                        `


                                  April 2, 1999



Dear Stockholder:

         You are cordially invited to attend the annual meeting of the stockholders (the "Annual Meeting") of Admiralty Bancorp, Inc. (the "Company") to be held on April 23, 1999 at 11:00 a.m. at the main office of Admiralty Bank, 4400 PGA Boulevard, Palm Beach Gardens, Florida 33410.

         At the Annual Meeting, stockholders will be asked to elect four members to the Board of Directors.

         The Board of Directors of the Company has determined that the election of the Board's nominees is in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each candidate.

         YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED.

         On behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.

                                                     Sincerely yours,



                                                     BRUCE A. MAHON
                                                     Chairman of the Board

                             ADMIRALTY BANCORP, INC.
                               4400 PGA BOULEVARD
                        PALM BEACH GARDENS, FLORIDA 33410


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 23, 1999

         Notice is hereby given that the Annual Meeting of stockholders (the "Annual Meeting") of Admiralty Bancorp, Inc. (the "Company") will be held at the main offices of Admiralty Bank, 4400 PGA Boulevard, Palm Beach Gardens, Florida 33410 on April 23, 1999 at 11:00 a.m. for the purpose of considering and voting upon the following matters:

         1.       Election of four directors to serve three-year terms each.

         2. Such other business as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

         Stockholders of record at the close of business on March 19, 1999 are entitled to notice of, and to vote at, the Annual Meeting.

         All stockholders are cordially invited to attend the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, please execute the enclosed proxy and return it to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later-dated proxy or by delivering a written notice of revocation to the Company. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                                           By Order of the Board of Directors



                                           BRUCE A. MAHON
                                           Chairman of the Board

April 2, 1999

                             ADMIRALTY BANCORP, INC.
                               4400 PGA BOULEVARD
                        PALM BEACH GARDENS, FLORIDA 33410
                          -----------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 23, 1999

                          -----------------------------

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

         This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders are being furnished to the stockholders of Admiralty Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the annual meeting of stockholders of the Company (the "Annual Meeting") to be held at the main office of Admiralty Bank, 4400 PGA Boulevard, Palm Beach Gardens, Florida 33410 on April 23, 1999, at 11:00 a.m. Florida time, and at any adjournments thereof. These proxy materials are first being mailed on or about April 2, 1999, to holders of record on March 19, 1999 (the "Record Date") of shares of the Company's Class A Common Stock, no par value (the "Class A Stock") and Class B Common Stock, no par value (the "Class B Stock") (the Class A Stock and the Class B Stock sometimes collectively referred to as the "Common Stock"). Holders of the Class A Stock and the Class B Stock vote together as a single class.

         A stockholder may revoke a proxy at any time before the proxy is voted by written notice to the Secretary of the Company, by submission of another proxy bearing a later date, or by appearing and voting in person at the Annual Meeting. The mere presence at the Annual Meeting of the stockholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy by the stockholder, or, if no instructions are indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted "FOR" the election of each of the nominees for director named in this Proxy Statement. As to any other matter of business that may be brought before the Annual Meeting, all shares represented by valid proxies will be voted in accordance with the judgment of the person or persons voting the same.

         All expenses of the Company in connection with the solicitation on behalf of the Board of Directors will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and the Bank, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

         Holders of record of Common Stock at the close of business on the Record Date are entitled to receive notice of, and will be entitled to vote at, the Annual Meeting. At the close of business on the Record Date, the Company had 888,881 outstanding shares of Class A Stock and 1,531,866 outstanding shares of Class B Stock, which vote together as one class. No other class of voting security of the Company is issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote on all matters which may come before the Annual Meeting.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         The Board of Directors knows of no matters, other than those disclosed in the Notice of Annual Meeting, to be presented for consideration at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters. The persons named in the enclosed proxy may also, if a quorum is not present, vote such proxy to adjourn the Annual Meeting from time to time.

         All persons standing for election as director were unanimously nominated by the Board of Directors. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.


                     PROPOSALS TO BE VOTED ON AT THE MEETING
                              ELECTION OF DIRECTORS

         In accordance with the Certificate of Incorporation and the Bylaws of the Company, the Board of Directors has fixed the number of directors constituting the Board at 13. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified. The Board of Directors has nominated and recommends the election of each of the nominees listed below for the term set forth for such nominee and until their successors shall have been elected and qualified. Unless otherwise instructed by the stockholders, the persons named in the enclosed form of proxy will vote the shares represented by such proxy "FOR" the election of the nominees named in this Proxy Statement, subject to the condition that if the named nominees should be unable to serve, discretionary authority is reserved to vote for a substitute. No circumstances are presently known which would render the nominees named herein unable or unwilling to serve. In accordance with the Bylaws of the Company directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting.

INFORMATION WITH RESPECT TO THE NOMINEES AND CONTINUING DIRECTORS

         The following table sets forth, as of the Record Date, the names of the nominees and those directors whose terms continue beyond the Annual Meeting and their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Company and the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire.

                    TABLE I--NOMINEES FOR 1999 ANNUAL MEETING

--------------------------------------------------------------------------------------------------------------------
           NAME, AGE AND POSITION                       PRINCIPAL OCCUPATION              DIRECTOR        TERM
                WITH COMPANY                           DURING PAST FIVE YEARS              SINCE         EXPIRES
--------------------------------------------------------------------------------------------------------------------
David B. Dickensen, 57, Director              Senior Partner, Dickenson,
                                              Murdoch, Rex and Sloan                        1998          2002
                                              (Attorneys)
--------------------------------------------------------------------------------------------------------------------

                                              Chairman of the Board of Grand
Thomas L. Gray, 54, Director                  Bancorp and Grand Bank, N.A.;
                                              Formerly President and CEO of                 1998          2002
                                              Carnegie Bancorp
--------------------------------------------------------------------------------------------------------------------

Leslie E. Goodman, 56, Director               Executive Officer of the
                                              Eagle Group, Inc. (Real Estate                1998          2002
                                              Development)
--------------------------------------------------------------------------------------------------------------------

George Zoffinger, 51, Director                President and CEO of
                                              Constellation Capital Corp.                   1998          2002
--------------------------------------------------------------------------------------------------------------------


            TABLE II - DIRECTORS OF THE COMPANY WHOSE TERMS CONTINUE
                           BEYOND THIS ANNUAL MEETING

-------------------------------------------------------------------------------------------------------------------------

          NAME, AGE AND POSITION                        PRINCIPAL OCCUPATION                 DIRECTOR           TERM
              WITH COMPANY                            DURING PAST FIVE YEARS                  SINCE            EXPIRES

-------------------------------------------------------------------------------------------------------------------------

Bruce A. Mahon, 68, Chairman of               Chairman of the Board of the Company and         1998             2000
the Board and CEO                             the Bank; Formerly Chairman of the Board
                                              of Carnegie Bancorp and Carnegie Bank
-------------------------------------------------------------------------------------------------------------------------

Craig Spencer, 38, Director                   President and CEO of                             1998             2000
                                              The Arden Group, Inc. (Real Estate
                                              Development)
-------------------------------------------------------------------------------------------------------------------------

Richard Rosa, 47, Director                    Chief Financial Officer of Grand Bancorp         1998             2000
                                              and Grand Bank, N.A.; Formerly Chief
                                              Financial Officer of Carnegie Bancorp
                                              and Carnegie Bank, N.A.
-------------------------------------------------------------------------------------------------------------------------

Mark Wolters, 38, Director                    President of Grand Bancorp and  Grand            1998             2000
                                              Bank, N.A.; Formerly Executive Vice
                                              President of Carnegie Bancorp.
-------------------------------------------------------------------------------------------------------------------------

Thomas J. Hanford, 59, Director               Private Investor                                 1998             2000
-------------------------------------------------------------------------------------------------------------------------

Sidney Hofing, 64, Director                   President of the Eagle Group, Inc. (Real         1998             2001
                                              Estate Development)
-------------------------------------------------------------------------------------------------------------------------

Peter L. A. Pantages, 44, Director            President of McCay Real Estate Group             1998             2001
                                              (Real Estate Development)
-------------------------------------------------------------------------------------------------------------------------

Ward Kellogg, 40, President, Chief            President and Chief Executive Officer of         1999             2001
Executive Officer and Director                the Bank and the Company; formerly,
                                              Executive Vice President and Chief
                                              Credit Officer of 1st United Bank, Boca
                                              Raton, Florida
-------------------------------------------------------------------------------------------------------------------------

Joseph Veccia, 42, Director                   Partner, VPC Development (Real Estate            1999             2001
                                              Development) and Chairman of the Greater
                                              Boca Raton Chamber of Commerce
-------------------------------------------------------------------------------------------------------------------------

         Mr. Michael Golden resigned from the Board of Directors in January, 1999 to pursue other business opportunities.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEE MEETINGS

         During the fiscal year ended December 31, 1998, the Board of Directors of the Company held 12 meetings. During the fiscal year, no director attended fewer than 75% of the aggregate of (i) the meetings of the Board of Directors and (ii) meetings of the Committees of the Board of Directors on which such director served.

         The Company maintains an Audit Committee. The Audit Committee arranges for the annual financial statement audit through the Company's independent certified public accountants, reviews and evaluates the recommendations of the annual audit, receives reports of examinations of the Bank by the Bank's internal audit department, analyzes such internal reports, receives reports of regulatory examinations of the Company and the Bank by the applicable regulatory agencies, analyzes such reports, and reports to the Board of Directors the results of this analysis.

         The Company does not maintain a separate Nominating Committee. The full Board of Directors acts as a Nominating Committee.

COMPENSATION OF DIRECTORS

         Mr. Bruce A. Mahon, Chairman of the Board of Directors of the Company, receives an annual salary of $50,000. No other directors of the Company receive compensation for their service on the Company's Board or Committees thereof. Non-employee directors of the Bank receive $500 per regularly scheduled board of directors meeting.

         The Company maintains the 1998 Management Stock Option Plan (the "Management Plan") which provides for options to purchase up to 330,000 shares of Class B Stock to be issued to officers and directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate in the future. Individual participants to whom options are granted under the Plan are selected by the Board of Directors, which has the authority to determine the terms and conditions of options granted under the Management Plan and the exercise price therefor which may not be less than 100% of the fair market value on the date of the grant. For the fiscal year ended December 31, 1998, options to purchase 165,000 shares of Class B Stock were granted to non-employee directors under the Management Stock Option Plan. All of such options had an exercise price of $10.50.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following tables set forth, as of February 28, 1999, certain information concerning the ownership of the Company's Common Stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company and each director of the Bank, (iii) each named executive officer described in this Proxy Statement under the caption

"Executive Compensation," and (iv) all directors and officers of the Company as a group. Since the Class A Stock and the Class B Stock vote together as a single class, the following table presents the classes together.

                                                             THE COMPANY

--------------------------------------------------------------------------------------------------------------------

                   NAME AND POSITION                          NUMBER OF SHARES OF CLASS A AND          PERCENT
                     WITH COMPANY                              CLASS B BENEFICIALLY OWNED (1)         OF CLASS
--------------------------------------------------------------------------------------------------------------------

Bruce A. Mahon, 68 (2)
Chairman of the Board                                                     123,415                       4.97
--------------------------------------------------------------------------------------------------------------------

Craig Spencer, 37, Director (3)                                           114,876                       4.67
--------------------------------------------------------------------------------------------------------------------

Richard Rosa, 46, Director (3)                                             48,402                       1.97
--------------------------------------------------------------------------------------------------------------------

Mark Wolters, 37, Director (3)                                             47,402                       1.93
--------------------------------------------------------------------------------------------------------------------

Sidney Hofing, 63, Director (4)                                           146,280                       5.88
--------------------------------------------------------------------------------------------------------------------

Peter L. A. Pantages, 44, Director (3) (5)                                 71,686                       2.92
--------------------------------------------------------------------------------------------------------------------

Thomas L. Gray, 53, Director (3) (6)                                       88,613                       3.61
--------------------------------------------------------------------------------------------------------------------

Leslie E. Goodman, 55, Director (3)                                        94,026                       3.83
--------------------------------------------------------------------------------------------------------------------

George Zoffinger, 50, Director (3) (7)                                     52,157                       2.12
--------------------------------------------------------------------------------------------------------------------

Ward Kellogg, 40, President (8)                                            50,658                       2.06
--------------------------------------------------------------------------------------------------------------------

David Dickensen, 57, Director (9)                                           5,000                        *
--------------------------------------------------------------------------------------------------------------------

Thomas Hanford, 59, Director (9)                                           36,500                       1.48
--------------------------------------------------------------------------------------------------------------------

Joseph Veccia, 42, Director (9)                                            25,000                       1.02
--------------------------------------------------------------------------------------------------------------------

Directors and Executive Officers of the Company as a
Group (16 persons)                                                        955,901(10)                  38.94
--------------------------------------------------------------------------------------------------------------------

*Less than 1%
------------------------------
(1) The address of all persons is c/o Admiralty Bancorp, Inc., 4400 PGA Boulevard, Palm Beach Gardens, Florida 33410.

(2) Includes 35,000 shares of Class B Stock purchasable upon the exercise of stock options. Also includes 26,875 shares of Class B Stock purchasable upon the exercise of Warrants.

(3) Includes 18,875 shares of Class B Stock purchasable upon the exercise of stock options. Also includes 15,000 shares of Class B Stock purchasable upon the exercise of Warrants.

(4) Includes 45,000 shares of Class B Stock purchasable upon the exercise of Warrants, and 18,875 shares of Class B Stock purchasable upon the exercise of stock options. Of the reported shares, 21,880 shares and 20,000 Warrants are held by a limited partnership of which Mr. Hofing is a member.

(5) Includes 2,188 shares and 2,000 shares of Class B Stock purchasable upon the exercise of Warrants held in trust.

(6) Includes 23,367 shares and 2,000 shares of Class B Stock purchasable upon the exercise of Warrants held in trust.

(7) 470 shares and 5,000 shares of Class B Stock purchasable upon the exercise of warrants are held by a limited partnership of which Mr. Zoffinger is a member.

(8) Includes 35,000 shares of Class B Stock purchasable upon the exercise of stock options.

(9) Includes 5,000 shares of Class B Stock purchasable upon the exercise of stock options.

(10) Includes 260,000 Class B shares purchasable upon the exercise of stock options and 146,875 Class B shares purchasable upon the exercise of Warrants.

                             EXECUTIVE COMPENSATION

           The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Company and each of the four most highly compensated executive officers of the Company or the Bank whose individual remuneration exceeded $100,000 for the last fiscal year.

                           SUMMARY COMPENSATION TABLE
                         CASH AND CASH EQUIVALENT FORMS
                                 OF REMUNERATION

--------------------------------------------------------------------------------------------------------------------
                                             Annual Compensation                         Long-Term Compensation
                                             -----------------------------------------------------------------------

                                                                            Other                Awards
                                                                           Annual
                                                Salary        Bonus        Compen-    ------------------------------
Name and Principal Position         Year          ($)          ($)         sation        Securities Underlying
                                                                             ($)                 Options/
                                                                                                   SARs
                                                                                                   (#)
--------------------------------------------------------------------------------------------------------------------

Ward Kellogg, President             1998      $ 62,500(1)      -0-          (3)                  30,000

--------------------------------------------------------------------------------------------------------------------

William Burke, Chief Operating
Officer                             1998      $ 50,000(2)    $25,000        (3)                  10,000
--------------------------------------------------------------------------------------------------------------------

(1) Mr. Kellogg was hired as President on July 1, 1998 at an annual salary of $125,000.

(2) Mr. Burke was hired on July 2, 1998, 1988 at an annual salary of $100,000.

(3) Includes the value of certain prerequisites and other personal benefits such as a car allowance. The Company believes the value of these benefits to be less than 10% of the salary and bonus reported in the table above.

EMPLOYMENT AGREEMENTS

         Mr. Kellogg serves as President and Chief Executive Officer of the Company and the Bank pursuant to an employment agreement dated July 1, 1998. Pursuant to this employment agreement, Mr. Kellogg is to receive an annual salary of $125,000, subject to annual increases. In addition, Mr. Kellogg may receive a cash bonus based upon the Company's return on average assets. Mr. Kellogg's employment agreement has a term of 3 1/2 years. If Mr. Kellogg is terminated other than for cause (as defined in the contract), he is to receive his then current base compensation for the remaining term of the Agreement, or 24-months, whichever is longer. If Mr. Kellogg's employment is terminated following a change in control (as defined in the Agreement) or if he voluntarily terminates his employment following a change in control under certain circumstances, Mr. Kellogg will be entitled to receive his then current based compensation for a period of 24-months.

MANAGEMENT OPTION PLAN

         As disclosed above under the caption"Compensation of Directors", the Company maintains the Management Plan. Members of management of the Company are permitted to participate in the Management Plan. The following table lists grants of options under the Management Plan to the executive officers named in the "Summary Compensation Table" above for 1998 and contains certain information about the potential value of those options based upon certain assumptions as to the appreciation of the Company's Class B Stock over the life of the option.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

-------------------------------------------------------------------------------------------------------------------

                                                INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------------------------------------

                            NUMBER OF          % OF TOTAL
                           SECURITIES         OPTIONS/SARS                                            PRESENT
                           UNDERLYING          GRANTED TO       EXERCISE OR                          VALUE OF
                          OPTIONS/SARS        EMPLOYEES IN      BASE PRICE       EXPIRATION          GRANT ON
       NAME              GRANTED (#)(1)        FISCAL YEAR        ($/SH)            DATE         GRANT DATE ($)(2)
-------------------------------------------------------------------------------------------------------------------

Ward Kellogg                 30,000               45.5%           $10.50            2008             $ 178,000

-------------------------------------------------------------------------------------------------------------------

William Burke                10,000               15.2%           $10.50            2008             $ 59,000
-------------------------------------------------------------------------------------------------------------------

(1) The options granted to Messrs. Kellogg and Burke originally provided for a four-year vesting schedule. However, in consideration for the fact that the Company did not pay 1998 year-end bonuses nor provide for salary increases for 1999, the Board of Directors elected to amend the stock options granted to Messrs. Kellogg and Burke to provide for immediate vesting.

(2) The present value has been estimated using the Black-Scholes option pricing model using the following assumptions: divided yield of 0%; expected volatility of 60% and a risk free interest rate of 5.48%.


         The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers of the Company named in the table above. Stock options were exercised by such executive officers during 1998:

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                        YEAR AND FY-END OPTION/SAR VALUES

-------------------------------------------------------------------------------------------------------------------
                                                           Number of Securities
                                                           Underlying
                                                           Unexercised
                                                           Options/SARs
                       Shares                              at FY-End                      Value of Unexercised
                       Acquired on           Value         (#) Exercisable/               In-the-Money Options/
         Name          Exercise (#)       Realized ($)     Unexercisable                  SARs at FY-End($)
Ward Kellogg                 0        $             0             20,500/9,500                         (1)
-----------------------------------------------------------------------------------------------------------------

William Burke                0                      0             9,500/500                         (1)
-------------------------------------------------------------------------------------------------------------------

(1) These options were not in the money at year end.

CERTAIN TRANSACTIONS WITH MANAGEMENT

         The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to directors, executive officers and their associates (i.e. corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more). These loans have all been made in the ordinary course of the Bank's business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

         The Bank's Boca Raton, Florida branch and Jupiter, Florida branch are leased from entities owned by certain members of the Company's Board of Directors. The aggregate rental payment due under these two leases is $239,000 per year. The Company believes that these leases represent fair market value, and are comparable to terms which the Bank could have obtained from unaffiliated parties.

                        RECOMMENDATION AND VOTE REQUIRED

          Directors will be elected by a plurality of the votes cast at the Annual Meeting, whether in person or by proxy. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED ABOVE.


                                  OTHER MATTERS

         At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares that they represent.


                              INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended December 31, 1998 were Grant Thornton LLP. Grant Thornton, LLP has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.


                          COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

         During 1998, in connection with the Company's initial public offering, the Forms 3 for members of the Board of Directors and management of the Company were inadvertently filed late. Except for these late filings, the Company believes that, during the fiscal year ended December 31, 1998, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were met.

                       SUBMISSION OF STOCKHOLDER PROPOSALS
                           FOR THE 2000 ANNUAL MEETING

         Any stockholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with its 2000 Annual Meeting must do so no later than December 4, 1999.

         At the 2000 annual meeting of stockholders or special meeting in lieu thereof, the persons named as proxies in the Company's proxy for the meeting may vote the proxy in their discretion on any proposal received by the Company after February 17, 2000.

                             ADMIRALTY BANCORP, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints the Board of Directors or any survivor thereof to vote all of the shares of Admiralty Bancorp, Inc. ("Admiralty") standing in the undersigned's name at the Annual Meeting of Stockholders of Admiralty, to be held at the main office of Admiralty Bank, 4400 PGA Boulevard, Palm Beach Gardens, Florida 33410, on Friday, April 23, 1999, at 11:00 A.M., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" MANAGEMENT'S NOMINEES TO THE BOARD OF DIRECTORS.

         The Board of Directors recommends a vote "FOR" approval the following proposal:

         1. Election of the following four (4) nominees to each serve on the Board of Directors for a three (3) year term, and until their successors are elected and duly qualified: David B. Dickensen, Thomas L. Gray, Leslie E. Goodman, George Zoffinger.


                  [ ]  FOR ALL NOMINEES

                  TO WITHHOLD AUTHORITY FOR ANY OF THE ABOVE NAMED NOMINEES, PRINT THE NOMINEE'S NAME ON THE LINE BELOW:

                  --------------------------------------------------------------


                  [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES

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         2. In their discretion, such other business as may properly come before the meeting.


Dated: ____________________  , 1999            ------------------------------
                                               Signature

                                               ------------------------------
                                               Signature

                                                (Please sign exactly as
                                                your name appears. When
                                                signing as an executor,
                                                administrator, guardian,
                                                trustee or attorney, please
                                                give your title as such. If
                                                signer is a corporation,
                                                please sign the full
                                                corporate name and then an
                                                authorized officer should
                                                sign his name and print his
                                                name and title below his
                                                signature. If the shares
                                                are held in joint name, all
                                                joint owners should sign.)

                                                   PLEASE DATE, SIGN AND RETURN
                                                   THIS PROXY IN THE ENCLOSED
                                                   RETURN ENVELOPE.

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